                                 [COVER IMAGE]

                               AIM BLUE CHIP FUND

[AIM LOGO APPEARS HERE]           ANNUAL REPORT                  OCTOBER 31 1998

                                 [COVER IMAGE]

                    ---------------------------------------

                       THE SWING BY PIERRE-AUGUSTE RENOIR

          RENOIR BEGAN HIS CAREER AS A PAINTER IN A PORCELAIN FACTORY,

         GAINING EXPERIENCE WITH THE COLORS THAT WOULD DISTINGUISH HIS

             IMPRESSIONIST WORK AND LEARNING THE IMPORTANCE OF GOOD

               CRAFTSMANSHIP. HIS PAINTINGS ARE AMONG SOME OF THE

            BEST-KNOWN IN THE WORLD FOR THEIR SIGNIFICANCE AND THEIR

          VALUE, AS ARE MANY OF THE BLUE CHIP COMPANIES IN WHICH THIS

                                 FUND INVESTS.

                    ---------------------------------------

AIM Blue Chip Fund is for shareholders who seek a relatively conservative investment portfolio that contains the stocks of top-performing companies within designated business sectors.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 10/31/98 the Fund paid distributions of $0.7072 per share for Class A shares, and $0.6342 per share for Class B and Class C shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth & Income Fund Index represents an average of the performance of the 30 largest growth-and-income funds. It is compiled by Lipper Analytical Services, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o The Russell 1000 Stock Index is an unmanaged index generally considered representative of large capitalization stocks.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The Standard & Poor's 400 Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

       MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY
       THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                               AIM BLUE CHIP FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   Throughout the fiscal year covered by this report, markets
  [PHOTO OF        vacillated between optimism that Asia's woes would be
 Charles T.        contained and worry that they would become a major drag on
   Bauer,          the U.S. and other economies. Changes in investor sentiment
Chairman of        affected various financial markets differently. The stock
the Board of       market was especially volatile. Uncertainty in stocks
  THE FUND         bolstered U.S. Treasury issues, whose safety attracts
APPEARS HERE]      investors in doubtful times.
                       We understand how unnerving this year's level of
                   volatility can be. Undoubtedly, many of you were tempted to simply exit the stock market. Our reaction, of course, is that you should not. The abrupt reversals of sentiment this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP
Financial crises overseas and widespread decline in the rate of U.S. corporate earnings growth helped foster uncertainty. During the summer of 1998, a worldwide loss of confidence led to a major market correction for equities, including the blue chips that had led the market. In August, the Dow Jones Industrial Average (the Dow) had its worst-performing month in a decade.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened, cutting interest rates twice, on September 29 and October 15, to pump liquidity and confidence into the markets. As investors responded favorably, the fiscal year closed with domestic equities rallying again and bonds in retreat--a complete about-face from just a few weeks earlier. October 1998 ended up being the Dow's best month in 11 years. (After the fiscal year closed, as this report was being written, the Fed cut rates a third time.)
    Some major stock indexes produced excellent total results for the fiscal year, with the S&P 500 up more than 20%. But focusing on one market benchmark may give you an incomplete view. The divergence between the S&P 500 and other market segments was quite dramatic this fiscal year: the midcap S&P 400 rose only 6.71%, while the Russell 2000 Index of small-company stocks declined 11.84%. Even within the S&P 500 itself, the bigger the company, the better the performance.
    However unsettling markets have been, the fundamental principles of investing remain unchanged: long-term thinking, broad portfolio diversification, and realistic expectations, recognizing the potential for downturns. Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for markets and your Fund. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

                          -----------------------------

                                   THE ABRUPT

                             REVERSALS OF SENTIMENT

                           THIS FISCAL YEAR REINFORCE

                              OUR CONVICTION THAT

                            MARKETS ARE UNPREDICTABLE

                               IN THE SHORT TERM.

                          -----------------------------


                               AIM BLUE CHIP FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



BLUE CHIP FUND FINISHES AHEAD OF THE PACK

IT WAS AN UNSETTLING YEAR IN THE STOCK MARKET. HOW DID AIM BLUE CHIP FUND
PERFORM?
Despite an extremely volatile market and much nervousness among investors, the Fund continued to provide excellent returns.
    For the fiscal year ended October 31, 1998, the Fund posted a total return of 19.36% for Class A shares, 18.52% for Class B shares, and 18.52% for Class C shares. Those results eclipsed the Lipper Growth and Income Fund Index, which had a return of 9.45%, and finished in line with the Russell 1000 Index, which had a return of 19.71%.
    Volatility was the theme in the markets this year, and while the Fund was down almost 11% at one point, it rebounded to finish the year strongly.
    Over the fiscal year, net assets in the Fund shot up from $766 million to more than $1.91 billion.

WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET DURING THE FISCAL YEAR?
A wave of anxiety about the financial crises in Asia and their potential effects worldwide dampened stock performance late in 1997. As concern ebbed, several market indexes, including the Dow Jones Industrial Average (The Dow) and the Standard & Poor's Composite Index of 500 Stocks (S&P 500), managed to reach all-time highs in April and July of 1998. However, markets succumbed to a second wave of the "Asian contagion" in July, casting doubts on the sustainability of the long economic expansion in the U.S. and the boom in Europe's stock markets. Russia's bond default in August was the last straw, and the downturn that ensued eventually involved even the very large, very liquid stocks that were chiefly responsible for the U.S. market's earlier rise.
    The Federal Reserve Board (the Fed) cut interest rates in September, afraid the credit pinch that started in the banking sector would work its way through more sectors of the economy. Many were disappointed that the 0.25% rate cut was not larger, and the "flight to quality" sell-off continued. Fortunately, an October rally in the U.S. stock market halted the downturn, buoyed by better-than-expected earnings reports from some companies and a surprise second interest rate reduction by the Fed. Many stocks that had experienced losses earlier in the year were able to recover and even post slight gains because of the upswing.

HOW DID LARGE-CAP STOCKS FARE IN THIS UNCERTAIN MARKET?
Large-cap stocks, such as those in which the Fund invests, again led performance. Mid-sized and small company stocks bore the brunt of the market's summer decline as investors shifted their focus to large, well-established companies better able to weather the volatile market.

HOW WAS THE FUND POSITIONED AS OF OCTOBER 31, 1998?
The Fund's top sector holdings included: technology, 17.8%; financial, 17.2%; and health care, 15.2%. We reduced our financial holdings while slightly increasing our exposure in the technology sector and significantly increasing our holdings in the health-care sector. The Fund continues to be diversified across all sectors.

HOW DID TECHNOLOGY STOCKS PERFORM DURING THE REPORTING PERIOD?
Fluctuating technology stock prices reflected both market volatility and constant change in the sector. In the first part of the year, semiconductor firms and personal computer (PC) makers faced an inventory glut that battered earnings. By mid-summer, the excess PCs had been sold, and major manufacturers such as Dell, one of our top holdings, enjoyed a surge in demand spurred by lower PC prices. Eventually, though, the Asian financial crisis drove down demand for electronics, components and computers.
    Over the long term, however, we are

LIPPER RANKINGS
As of 10/31/98
================================================================================
             AIM     NUMBER OF   TOP %
          BLUE CHIP   GROWTH
            FUND     & INCOME
                       FUNDS
--------------------------------------------------------------------------------
CLASS A SHARES

1 Year       100        726      14%

3 Years      36         457       8

5 Years       5         296       2

10 Years     20         146      14

Fund percentage rankings are vs. all funds in its category tracked by Lipper Analytical Services, Inc., excluding sales charges and including fees and expenses.
================================================================================

GROWTH OF TOTAL NET ASSETS

10/31/97     $766 million
10/31/98     $$1.91 billion

                -----------------------------------------------

                    LARGE-CAP STOCKS AGAIN LED PERFORMANCE.

                -----------------------------------------------


          See important Fund and index disclosures inside front cover.


                               AIM BLUE CHIP FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

optimistic about the performance of technology stocks. Microsoft and BMC Software continue to perform well for the Fund. The Internet is expected to remain an area of explosive growth over the next five to 10 years. The millennium bug--the computer glitch requiring older computers and software to be re-programmed to recognize the year 2000--will continue to provide plenty of work for information technology companies, which will also play key roles in the conversion of European currencies to the euro beginning on January 1, 1999.

HOW WAS THE FUND AFFECTED BY THE VOLATILITY IN THE FINANCIAL SECTOR?
Early in the year the biggest U.S. banks were riding on a positive earnings tide of proposed major mergers to create a "ripple effect" felt in the rest of the financial sector. However, many U.S. banks and brokerages experienced substantial losses during the third quarter of 1998 due to global financial concerns and the near collapse of a major hedge fund.
    As a result, we have shifted our financial weightings from major money center banks to major regional banks such as Norwest, the nation's largest originator and servicer of mortgages, because we believe regional banks should be insulated from international instability. Compared to a year ago, we have also significantly increased our holdings in the diversified financial industry, which includes mortgage service siblings Fannie Mae and Freddie Mac.

WHY DO HEALTH-CARE STOCKS CONTINUE TO BE SO ATTRACTIVE?
In recent years, the health-care industry has benefited from the needs of an aging population. Earnings growth for major U.S. drug companies has been strong and is expected to be in the double digits into next year partly because U.S. drug manufacturers are not heavily dependent on Asian and Latin American markets. In addition, the Food and Drug Administration continues to approve new drugs at a record-breaking pace, which will in turn drive earnings in the health-care industry, particularly for major pharmaceutical manufacturers.
    Some examples of the Fund's top health-care holdings include Warner-Lambert, which reported a 46% increase in third-quarter earnings for 1998 compared to the same period a year ago, largely due to its cholesterol-lowering drug Lipitor. Pfizer will soon be marketing an arthritis treatment that shows great promise. And Cardinal Health, the second largest U.S. pharmaceutical wholesaler, reported better-than-expected earnings on the heels of mergers with pharmaceutical developer R.P. Scherer and medical supply manufacturer Allegiance.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We are optimistic that the U.S. will avoid a recession in 1999. The economy is likely to experience annual gross domestic product growth in the 1.5% to 2.0% range, so low inflation and low interest rates should continue. The challenge will be earnings. With global markets in or near recession and the U.S. economy expanding more slowly, companies will be sorely tested to keep earnings advancing. There is, clearly, added risk until the Asian and Latin American situations stabilize.
    We feel very good about the Fund's positioning in the current environment, which calls for selectivity in the portfolio. The Fund has the flexibility to take a long-term view, focusing on quality growth fundamentals and valuations. As a result, we believe the Fund will continue to find companies with an above-market growth profile.

PORTFOLIO COMPOSITION

As of October 31, 1998, based on total net assets

============================================================================================
TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------
 1. Microsoft Corp.           2.21%           1. Financial (Diversified)                7.29%

 2. MCI WorldCom, Inc.        1.96            2. Computers (Software & Services)        5.44

 3. General Electric Co.      1.71            3. Health Care                            4.76
                                                 (Drugs--Major Pharmaceuticals)
 4. Pfizer Inc.               1.59
                                              4. Health Care (Diversified)              4.02
 5. Warner-Lambert Co.        1.53
                                              5. Health Care                            3.46
 6. Tyco International Ltd.   1.50               (Medical Products & Supplies)

 7. Dell Computer Corp.       1.37            6. Telecommunications                     2.93
                                                 (Long Distance)
 8. Wal-Mart Stores, Inc.     1.29
                                              7. Electrical Equipment                   2.93
 9. Fannie Mae                1.29
                                              8. Oil (International Integrated)         2.82
10. Freddie Mac               1.29
                                              9. Manufacturing (Diversified)            2.54

                                             10. Banks (Major Regional)                 2.50

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
==============================================================================================

                    ----------------------------------------

                     THE FUND HAS THE FLEXIBILITY TO TAKE A

                      LONG-TERM VIEW, FOCUSING ON QUALITY

                      GROWTH FUNDAMENTALS AND VALUATIONS.

                    ----------------------------------------

          See important Fund and index disclosures inside front cover.

                               AIM BLUE CHIP FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM BLUE CHIP FUND VS. BENCHMARK INDEXES

10/31/88-10/31/98


=====================================================================
                 AIM Blue Chip Fund   Lipper             Russell 1000
                 Class A Shares       Growth &           Index
                                      Income
                                      Fund Index
---------------------------------------------------------------------
                                  In thousands

10/31/88         $9,452               $10,000            $10,000
10/31/89         11,332               12,082             12,597
10/31/89         11,514               10,685             11,402
10/31/90         14,756               14,283             15,575
10/31/92         16,223               15,555             17,251
10/31/93         17,026               18,587             19,997
10/31/94         18,427               19,175             20,596
10/31/95         22,807               23,063             26,159
10/31/96         28,709               27,997             32,148
10/31/97         37,230               35,842             42,375
10/31/98         44,438               39,233             50,727
=====================================================================
PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS.
================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/98, including sales charges

CLASS A SHARES
10 YEARS                16.09%
5 YEARS                 19.78
1 YEAR                  12.80*

CLASS B SHARES
Inception (10/2/96)     22.38%
1 year                  13.52**

CLASS C SHARES
Inception (8/4/97)      11.84%
1 year                  17.52***

*19.36%, excluding sales charges
**18.52%, excluding sales charges
***18.52%, excluding sales charges

Source: Towers Data Systems HYPO--Registered Trademark--.
   Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

================================================================================

ABOUT THIS CHART

The chart compares your Fund's Class A shares to benchmark indexes. It is important to understand differences between your Fund and these indexes. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures performance of a hypothetical portfolio. A market index such as the Russell 1000 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Growth and Income Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to the stock market.

                               AIM BLUE CHIP FUND

                        ANNUAL REPORT / FOR CONSIDERATION



WHY STAYING FULLY INVESTED
HAS BEEN THE WISEST COURSE

When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.
    No one, not even expert market watchers, can consistently predict what the market will do next. That's why AIM funds stay fully invested even in a down market, and we encourage investors to do the same.
    For long-term investing, the stock market historically has offered the highest returns. For example, the Standard & Poor's Composite Index of 500 Stocks (S&P 500) has reported an annualized total return of 13.15% for the 50 years ending October 31, 1998. Those were five decades of wars, recessions, and political upheaval.
    If you pull your money out whenever markets decline, you could miss some of the market's best days. In August 1998, investors withdrew $11 billion from U.S. mutual funds. Chances are, many of those investors did not put their money back into the market in time for the October rally. In fact, October 1998 turned out to be the strongest month for the Dow Jones Industrial Average in 11 years.
    Here's another way to look at market timing: If you had invested a hypothetical $10,000 in the S&P 500 on October 31, 1993, your money would have grown to $26,255 by October 31, 1998, an average annual total return of 21.30%. But suppose that during that five-year period, there were times when you decided to get out of the market. If you missed the market's 10 best single-day performances, your return would have fallen to 13.05%, and your investment would be worth $18,468. If you had missed the market's 20 best days, your return would have dropped to 8.38% and your investment would be worth $14,950.

The more you try to time the market, the greater your chances of missing its biggest single-day gains. Keep focused on your financial goals and remember that time, not timing, is key to successful investing. Now may be a good time to visit your financial adviser to talk about your portfolio. Remember:

o   think long-term
o   diversify your investments
o   avoid market timing
o   maintain realistic expectations

PENALTY FOR MISSING THE MARKET
S&P 500
Average annual total returns 10/31/93-10/31/98

================================================
Fully Invested                             21.30%
(1,264 Days)

Miss the 10 Best Days                      13.05%

Miss the 20 Best Days                       8.38%

Miss the 30 Best Days                       4.46%

Miss the 40 Best Days                       1.02%

Miss the 60 Best Days                      -4.83%
================================================

The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
Source: Standard & Poor's, Bloomberg.

                               AIM BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-88.13%

AEROSPACE/DEFENSE-0.37%

Precision Castparts Corp.              160,000   $    7,040,000
---------------------------------------------------------------

AIR FREIGHT-0.24%

CNF Transportation Inc.                152,500        4,613,125
---------------------------------------------------------------

AIRLINES-0.39%

Delta Air Lines, Inc.                   70,000        7,389,375
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.43%

Lear Corp.(a)                          256,000        8,224,000
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.50%

Fifth Third Bancorp                    230,000       15,237,500
---------------------------------------------------------------
Norwest Corp.                          185,000        6,879,688
---------------------------------------------------------------
State Street Corp.                     175,000       10,915,625
---------------------------------------------------------------
UBS A.G. (Switzerland)(a)               44,000       12,067,030
---------------------------------------------------------------
Wells Fargo & Co.                        7,700        2,849,000
---------------------------------------------------------------
                                                     47,948,843
---------------------------------------------------------------

BANKS (MONEY CENTER)-1.60%

BankAmerica Corp.                      203,688       11,699,330
---------------------------------------------------------------
Chase Manhattan Corp. (The)            335,000       19,032,187
---------------------------------------------------------------
                                                     30,731,517
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-1.06%

Coca-Cola Co. (The)                    300,000       20,287,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.09%

CBS Corp.(a)                           350,000        9,778,125
---------------------------------------------------------------
Comcast Corp.-Class A                  225,000       11,109,375
---------------------------------------------------------------
                                                     20,887,500
---------------------------------------------------------------

CHEMICALS-0.58%

Du Pont (E.I.) de Nemours & Co.        195,000       11,212,500
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.64%

Goodrich (B.F.) Co.                    225,000        8,100,000
---------------------------------------------------------------
Monsanto Co.                           400,000       16,250,000
---------------------------------------------------------------
PPG Industries, Inc.                   125,000        7,148,438
---------------------------------------------------------------
                                                     31,498,438
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.33%

Crompton & Knowles Corp.               390,000        6,264,375
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.83%

Lucent Technologies, Inc.              300,000       24,056,250
---------------------------------------------------------------
Northern Telecom Ltd.-ADR
  (Canada)                             260,000       11,131,250
---------------------------------------------------------------
                                                     35,187,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (HARDWARE)-2.37%

Dell Computer Corp.(a)                 400,000   $   26,250,000
---------------------------------------------------------------
International Business Machines
  Corp.                                130,000       19,296,875
---------------------------------------------------------------
                                                     45,546,875
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.44%

Ascend Communications, Inc.(a)         135,000        6,513,750
---------------------------------------------------------------
Cisco Systems, Inc.(a)                 335,000       21,105,000
---------------------------------------------------------------
                                                     27,618,750
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.27%

EMC Corp.(a)                           380,000       24,462,500
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-5.44%

America Online, Inc.                   160,000       20,330,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  425,000       20,426,563
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        410,000        8,763,750
---------------------------------------------------------------
HBO & Co.                              480,000       12,600,000
---------------------------------------------------------------
Microsoft Corp.(a)                     400,000       42,350,000
---------------------------------------------------------------
                                                    104,470,313
---------------------------------------------------------------

CONSUMER FINANCE-0.42%

Household International, Inc.          220,000        8,043,750
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.11%

Cardinal Health, Inc.                  225,000       21,276,562
---------------------------------------------------------------

ELECTRIC COMPANIES-1.63%

Cinergy Corp.                          165,000        5,692,500
---------------------------------------------------------------
Duke Power Co.                         165,000       10,673,438
---------------------------------------------------------------
Edison International                   565,000       14,901,875
---------------------------------------------------------------
                                                     31,267,813
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.93%

Emerson Electric Co.                   150,000        9,900,000
---------------------------------------------------------------
General Electric Co.                   375,000       32,812,500
---------------------------------------------------------------
SCI Systems, Inc.(a)                   340,000       13,430,000
---------------------------------------------------------------
                                                     56,142,500
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.65%

Intel Corp.                            250,000       22,296,875
---------------------------------------------------------------
Xilinx, Inc.(a)                        209,900        9,373,347
---------------------------------------------------------------
                                                     31,670,222
---------------------------------------------------------------

ENTERTAINMENT-0.42%

Walt Disney Co. (The)                  300,000        8,081,250
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.36%

Applied Materials, Inc.(a)             200,000        6,937,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FOODS-0.58%

Nestle SA (Switzerland)                  5,200   $   11,055,662
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-7.29%

American Express Co.                   225,000       19,884,375
---------------------------------------------------------------
Citigroup Inc.                         425,000       20,001,562
---------------------------------------------------------------
Fannie Mae                             350,000       24,784,375
---------------------------------------------------------------
Freddie Mac                            430,000       24,725,000
---------------------------------------------------------------
MBIA, Inc.                             300,000       18,337,500
---------------------------------------------------------------
MGIC Investment Corp.                  325,600       12,698,400
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       300,000       19,425,000
---------------------------------------------------------------
                                                    139,856,212
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-4.02%

Abbott Laboratories                    260,000       12,203,750
---------------------------------------------------------------
American Home Products Corp.           180,000        8,775,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.               150,000       16,584,375
---------------------------------------------------------------
Johnson & Johnson                      125,000       10,187,500
---------------------------------------------------------------
Warner-Lambert Co.                     375,000       29,390,625
---------------------------------------------------------------
                                                     77,141,250
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-4.76%

Lilly (Eli) & Co.                      250,000       20,234,375
---------------------------------------------------------------
Merck & Co., Inc.                      155,000       20,963,750
---------------------------------------------------------------
Pfizer Inc.                            285,000       30,584,063
---------------------------------------------------------------
Schering-Plough Corp.                  190,000       19,546,250
---------------------------------------------------------------
                                                     91,328,438
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.55%

HEALTHSOUTH Corp.(a)                   875,000       10,609,375
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-3.46%

Allegiance Corp.                       375,000       13,945,312
---------------------------------------------------------------
Becton, Dickinson & Co.                540,000       22,747,500
---------------------------------------------------------------
Guidant Corp.                          245,000       18,742,500
---------------------------------------------------------------
Medtronic, Inc.                        170,000       11,050,000
---------------------------------------------------------------
                                                     66,485,312
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.87%

Colgate-Palmolive Co.                  190,000       16,791,250
---------------------------------------------------------------
Procter & Gamble Co. (The)             215,000       19,108,125
---------------------------------------------------------------
                                                     35,899,375
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.82%

American International Group, Inc.     290,000       24,722,500
---------------------------------------------------------------
CIGNA Corp.                            140,000       10,211,250
---------------------------------------------------------------
                                                     34,933,750
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-1.38%

Allstate Corp. (The)                   290,000       12,488,125
---------------------------------------------------------------
Progressive Corp.                       95,000       13,988,750
---------------------------------------------------------------
                                                     26,476,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INVESTMENT BANKING/BROKERAGE-0.68%

Merrill Lynch & Co., Inc.              220,000   $   13,035,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.59%

Franklin Resources, Inc.               297,500       11,249,218
---------------------------------------------------------------

LODGING-HOTELS-1.22%

Carnival Corp.                         725,000       23,471,875
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.87%

Ingersoll-Rand Co.                     330,000       16,665,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.54%

Tyco International Ltd.                465,000       28,800,938
---------------------------------------------------------------
United Technologies Corp.              210,000       20,002,500
---------------------------------------------------------------
                                                     48,803,438
---------------------------------------------------------------

NATURAL GAS-1.29%

El Paso Energy Corp.                   400,000       14,175,000
---------------------------------------------------------------
Enron Corp.                            200,000       10,550,000
---------------------------------------------------------------
                                                     24,725,000
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.14%

Halliburton Co.                        300,000       10,781,250
---------------------------------------------------------------
Schlumberger Ltd.                      210,000       11,025,000
---------------------------------------------------------------
                                                     21,806,250
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-2.82%

Exxon Corp.                            300,000       21,375,000
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Netherlands)            365,000       17,976,250
---------------------------------------------------------------
Texaco, Inc.                           250,000       14,828,125
---------------------------------------------------------------
                                                     54,179,375
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.24%

Bowater, Inc.                          115,000        4,693,438
---------------------------------------------------------------

PERSONAL CARE-0.58%

Avon Products, Inc.                    280,000       11,112,500
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.76%

Xerox Corp.                            150,000       14,531,250
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.38%

New York Times Co.-Class A (The)       255,000        7,203,750
---------------------------------------------------------------

RAILROADS-0.23%

Canadian National Railway Co.
  (Canada)                              90,000        4,539,375
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.05%

Home Depot, Inc. (The)                 465,000       20,227,500
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.37%

Ingram Micro, Inc.-Class A(a)          155,000        7,052,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (DRUG STORES)-1.21%

CVS Corp.                              290,000   $   13,249,375
---------------------------------------------------------------
Rite Aid Corp.                         250,000        9,921,875
---------------------------------------------------------------
                                                     23,171,250
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.69%

Kroger Co.(a)                          275,000       15,262,500
---------------------------------------------------------------
Safeway, Inc.(a)                       360,000       17,212,500
---------------------------------------------------------------
                                                     32,475,000
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-2.27%

Costco Companies, Inc.(a)              330,000       18,727,500
---------------------------------------------------------------
Wal-Mart Stores, Inc.                  360,000       24,840,000
---------------------------------------------------------------
                                                     43,567,500
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.60%

Staples, Inc.(a)                       350,000       11,418,750
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.20%

Gap, Inc. (The)                        265,000       15,933,125
---------------------------------------------------------------
TJX Companies, Inc.                    375,000        7,101,562
---------------------------------------------------------------
                                                     23,034,687
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.53%

Interpublic Group of Companies, Inc.   175,000       10,237,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.80%

Service Corp. International            430,000       15,318,750
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.27%

Equifax, Inc.                          250,000        9,671,875
---------------------------------------------------------------
Fiserv, Inc.(a)                        315,000       14,647,500
---------------------------------------------------------------
                                                     24,319,375
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.88%

AirTouch Communications, Inc.(a)       300,000   $   16,800,000
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.93%

AT&T Corp.                             300,000       18,675,000
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                  680,000       37,570,000
---------------------------------------------------------------
                                                     56,245,000
---------------------------------------------------------------

TELEPHONE-2.16%

BellSouth Corp.                        260,000       20,751,250
---------------------------------------------------------------
SBC Communications, Inc.               450,000       20,840,625
---------------------------------------------------------------
                                                     41,591,875
---------------------------------------------------------------

TOBACCO-1.00%

Philip Morris Companies, Inc.          375,000       19,171,875
---------------------------------------------------------------
    Total Common Stocks (Cost
      $1,411,293,499)                             1,691,235,988
---------------------------------------------------------------
                                    PRINCIPAL
                                     AMOUNT

U.S. TREASURY BILLS-4.56%(b)

3.998%, 12/24/98 (Cost
  $87,502,830)                     $88,095,000(c)     87,502,830
---------------------------------------------------------------

REPURCHASE AGREEMENTS-8.62%(d)

Chase Securities Inc., 5.55%,
  11/02/98(e)                       37,210,796       37,210,796
---------------------------------------------------------------
Salomon Smith Barney, Inc.,
  5.55%(f)                          75,000,000       75,000,000
---------------------------------------------------------------
SBC Warburg Dillon Read Inc.,
  5.40%, 11/02/98(g)                53,261,739       53,261,739
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $165,472,535)                           165,472,535
---------------------------------------------------------------
TOTAL INVESTMENTS-101.31%                         1,944,211,353
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(1.31%)                               (25,147,938)
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,919,063,415
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contract. See Note 8.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/30/98 with a maturing value of $200,092,500. Collateralized by $254,478,951 U.S. Government obligations, 5.00% to 16.00% due 05/20/02 to 10/15/28 with an aggregate market value at 10/31/98 of $204,000,718.
(f) Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates and collateral are redetermined daily. Collateralized by $1,159,504,000 U.S. Government obligations, 0% to 10.70% due 11/01/98 to 07/15/45 with an aggregate market value at 10/31/98 of $1,020,000,062.
(g) Joint repurchase agreement entered into 10/30/98 with a maturing value of $1,300,585,000. Collateralized by $2,856,569,000 U.S. Government
    obligations, 0% to 5.50% due 11/15/98 to 02/15/25 with an aggregate market value at 10/31/98 of $1,326,231,109.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS:

Investments, at market value (cost
  $1,664,268,864)                          $1,944,211,353
---------------------------------------------------------
Cash                                            1,378,300
---------------------------------------------------------
Receivables for:
  Investments sold                              5,584,228
---------------------------------------------------------
  Capital stock sold                           14,336,913
---------------------------------------------------------
  Dividends and interest                        1,265,705
---------------------------------------------------------
  Variation margin                                739,500
---------------------------------------------------------
Investment for deferred compensation plan          12,713
---------------------------------------------------------
Other assets                                       98,212
---------------------------------------------------------
    Total assets                            1,967,626,924
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        37,343,642
---------------------------------------------------------
  Capital stock reacquired                      9,004,946
---------------------------------------------------------
  Deferred compensation                            12,713
---------------------------------------------------------
Accrued advisory fees                             959,109
---------------------------------------------------------
Accrued administrative services fees                7,800
---------------------------------------------------------
Accrued directors' fees                             1,452
---------------------------------------------------------
Accrued distribution fees                         987,390
---------------------------------------------------------
Accrued transfer agent fees                       210,587
---------------------------------------------------------
Accrued operating expenses                         35,870
---------------------------------------------------------
    Total liabilities                          48,563,509
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $1,919,063,415
---------------------------------------------------------

NET ASSETS:

Class A                                    $1,085,648,288
=========================================================
Class B                                    $  745,861,572
=========================================================
Class C                                    $   87,553,555
=========================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
  Class A:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                30,041,070
=========================================================
  Class B:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                20,875,655
=========================================================
  Class C:
    Authorized                                750,000,000
---------------------------------------------------------
    Outstanding                                 2,451,052
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        36.14
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $36.14
    divided by 94.50%)                     $        38.24
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        35.73
=========================================================
Class C:
  Net asset value and offering price per
    share                                  $        35.72
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1998

INVESTMENT INCOME:

Dividends (net of $175,822 foreign
  withholding tax)                          $ 12,101,918
--------------------------------------------------------
Interest                                       8,459,233
--------------------------------------------------------
    Total investment income                   20,561,151
--------------------------------------------------------

EXPENSES:

Advisory fees                                  8,680,763
--------------------------------------------------------
Administrative services fees                      85,043
--------------------------------------------------------
Custodian fees                                   104,809
--------------------------------------------------------
Directors' fees                                   15,156
--------------------------------------------------------
Distribution fees -- Class A                   2,772,279
--------------------------------------------------------
Distribution fees -- Class B                   4,951,474
--------------------------------------------------------
Distribution fees -- Class C                     315,731
--------------------------------------------------------
Transfer agent fees -- Class A                 1,291,649
--------------------------------------------------------
Transfer agent fees -- Class B                 1,138,355
--------------------------------------------------------
Transfer agent fees -- Class C                    72,588
--------------------------------------------------------
Other                                            484,609
--------------------------------------------------------
    Total expenses                            19,912,456
--------------------------------------------------------
Less: Expenses paid indirectly                   (15,314)
--------------------------------------------------------
    Net expenses                              19,897,142
--------------------------------------------------------
Net investment income                            664,009
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
    Investment securities                        984,557
--------------------------------------------------------
    Foreign currencies                            84,040
--------------------------------------------------------
    Futures contracts                            (21,242)
--------------------------------------------------------
    Option contracts purchased                    33,822
--------------------------------------------------------
    Option contracts written                     119,473
--------------------------------------------------------
                                               1,200,650
--------------------------------------------------------
Net unrealized appreciation of:
    Investment securities                    168,942,445
--------------------------------------------------------
    Foreign currencies                             7,223
--------------------------------------------------------
    Futures contracts                          6,832,971
--------------------------------------------------------
                                             175,782,639
--------------------------------------------------------
     Net gain from investment securities,
      foreign currencies, futures and
      option contracts                       176,983,289
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                $177,647,298
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998             1997
                                                              --------------    ------------
OPERATIONS:

  Net investment income                                       $      664,009    $  1,263,308
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                       1,200,650      16,831,389
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and futures contracts                     175,782,639      82,786,779
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         177,647,298     100,881,476
--------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                         (1,249,305)       (271,127)
--------------------------------------------------------------------------------------------
  Class B                                                                 --         (24,561)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (10,987,892)    (12,005,450)
--------------------------------------------------------------------------------------------
  Class B                                                         (6,118,620)     (1,655,534)
--------------------------------------------------------------------------------------------
  Class C                                                           (150,526)             --
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        486,282,009     314,611,429
--------------------------------------------------------------------------------------------
  Class B                                                        425,444,112     232,350,533
--------------------------------------------------------------------------------------------
  Class C                                                         81,733,726       4,027,493
--------------------------------------------------------------------------------------------
    Net increase in net assets                                 1,152,600,802     637,914,259
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            766,462,613     128,548,354
--------------------------------------------------------------------------------------------
  End of period                                               $1,919,063,415    $766,462,613
============================================================================================


NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,631,900,085    $638,472,344
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                706,247       1,185,397
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                        655,618      16,786,046
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                             285,801,465     110,018,826
--------------------------------------------------------------------------------------------
                                                              $1,919,063,415    $766,462,613
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Blue Chip Fund, AIM Aggressive Growth Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is long-term growth of capital. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as in the case of some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $106,146, undistributed net realized gains decreased by $74,040 and paid-in capital decreased by $32,106 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $85,043 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1998, AFS was paid $1,587,149 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $2,772,279, $4,951,474, and $315,731 respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,557,995 from sales of Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $61,498 in contingent deferred sales charges imposed on redemption of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1998, the Fund paid legal fees of $5,463, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $13,605 and $1,709, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $15,314 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1998 was $1,125,601,391 and $314,119,411, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis is as follows:


Aggregate unrealized appreciation of
  investment securities                 $  335,618,824
------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                    (56,138,489)
------------------------------------------------------
Net unrealized appreciation of
  investment securities                 $  279,480,335
======================================================

  Costs of investments for tax purposes is $1,664,731,018.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                        OPTION CONTRACTS
                                      ---------------------
                                      NUMBER OF   PREMIUMS
                                      CONTRACTS   RECEIVED
                                      ---------   ---------
Beginning of year                          --            --
-----------------------------------------------------------
Written                                 1,700     $ 262,670
-----------------------------------------------------------
Closed                                   (800)     (181,073)
-----------------------------------------------------------
Exercised                                (900)      (81,597)
-----------------------------------------------------------
End of year                                --     $      --
===========================================================

NOTE 8-FUTURES CONTRACTS

On October 31, 1998, $5,100,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                 NO. OF       MONTH/      UNREALIZED
  CONTRACT      CONTRACTS   COMMITMENT   APPRECIATION
  --------      ---------   ----------   ------------
S&P 500 Index      340       Dec. 98      $5,851,595
-----------------------------------------------------

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                  1998                          1997
                       ---------------------------   --------------------------
                         SHARES         AMOUNT         SHARES        AMOUNT
                       -----------   -------------   ----------   -------------
Sold:
  Class A               26,179,983   $ 915,652,812   16,335,583   $ 455,558,096
-------------------------------------------------------------------------------
  Class B               14,239,927     492,929,849    8,938,415     251,600,263
-------------------------------------------------------------------------------
  Class C*               2,711,151      95,200,193      130,145       4,084,511
-------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                  371,504      11,699,310      475,797      11,419,078
-------------------------------------------------------------------------------
  Class B                  184,940       5,805,443       59,879       1,437,104
-------------------------------------------------------------------------------
  Class C*                   3,949         128,203           --              --
-------------------------------------------------------------------------------
Reacquired:
  Class A              (12,601,919)   (441,070,113)  (5,338,702)   (152,365,745)
-------------------------------------------------------------------------------
  Class B               (2,143,627)    (73,291,180)    (714,558)    (20,686,834)
-------------------------------------------------------------------------------
  Class C*                (392,399)    (13,594,670)      (1,794)        (57,018)
-------------------------------------------------------------------------------
                        28,553,509   $ 993,459,847   19,884,765   $ 550,989,455
===============================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the two-year period ended October 31, 1998, the one month ended October 31, 1996 and each of the years in the three-year period ended September 30, 1996, for a share of Class B capital stock outstanding during each of the years in the two-year period ended October 31, 1998 and the period October 1, 1996 (date sales commenced) through October 31, 1996, and for a share of Class C capital stock outstanding during the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                  OCTOBER 31,                             SEPTEMBER 30,
                                                     --------------------------------------     ---------------------------------
                                                        1998           1997         1996         1996(a)       1995        1994
                                                     -----------     ---------    ---------     ---------    --------    --------
Net asset value, beginning of period                 $     30.96     $   26.08    $   25.56     $   23.83    $  19.22    $  18.89
---------------------------------------------------  -----------     ---------    ---------     ---------    --------    --------
Income from investment operations:
    Net investment income                                   0.13(b)       0.17(b)        --          0.33        0.14        0.15
---------------------------------------------------  -----------     ---------    ---------     ---------    --------    --------
    Net gains on securities (both realized and
      unrealized)                                           5.75          6.93         0.52          4.61        5.05        1.24
---------------------------------------------------  -----------     ---------    ---------     ---------    --------    --------
        Total from investment operations                    5.88          7.10         0.52          4.94        5.19        1.39
---------------------------------------------------  -----------     ---------    ---------     ---------    --------    --------
Less distributions:
    Dividends from net investment income                   (0.07)        (0.05)          --         (0.21)      (0.12)      (0.21)
---------------------------------------------------  -----------     ---------    ---------     ---------    --------    --------
    Distributions from net realized gains                  (0.63)        (2.17)          --         (3.00)      (0.46)      (0.85)
---------------------------------------------------  -----------     ---------    ---------     ---------    --------    --------
        Total distributions                                (0.70)        (2.22)          --         (3.21)      (0.58)      (1.06)
---------------------------------------------------  -----------     ---------    ---------     ---------    --------    --------
Net asset value, end of period                       $     36.14     $   30.96    $   26.08     $   25.56    $  23.83    $  19.22
===================================================  ===========     =========    =========     =========    ========    ========
Total return(c)                                            19.36%        29.68%        2.04%        22.39%      27.84%       7.69%
===================================================  ===========     =========    =========     =========    ========    ========
Ratios/supplement data:
Net assets, end of period (000s omitted)             $ 1,085,648     $ 498,178    $ 120,448     $ 106,415    $ 71,324    $ 60,115
===================================================  ===========     =========    =========     =========    ========    ========
Ratio of expenses to average net assets(d)                  1.22%(e)      1.31%        1.30%(f)      1.26%        1.3%        1.4%
===================================================  ===========     =========    =========     =========    ========    ========
Ratio of net investment income to average net
  assets(g)                                                 0.33%(e)      0.50%        0.12%(f)      0.53%        0.7%        0.8%
===================================================  ===========     =========    =========     =========    ========    ========
Portfolio turnover rate                                       27%           43%          10%           58%         17%         13%
===================================================  ===========     =========    =========     =========    ========    ========

(a) The Fund changed investment advisors on June 3, 1996.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.32%, 1.37% (annualized) and 1.28% for the periods 1997-1996, and September 30, 1996.
(e) Ratios are based on average net assets of $792,079,631.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.49%, 0.05% (annualized) and 0.51% for the periods 1997-1996 and September 30, 1996.

                                                                           CLASS B                         CLASS C
                                                              ---------------------------------     ----------------------
                                                                1998         1997        1996         1998          1997
                                                              --------     --------    --------     ---------     --------
Net asset value, beginning of period                          $  30.76     $  26.07    $  25.56     $   30.75     $  31.72
------------------------------------------------------------  --------     --------    --------     ---------     --------
Income from investment operations:
   Net investment income (loss)                                  (0.12)       (0.03)(a)   (0.01)        (0.12)(a)    (0.01)(a)
------------------------------------------------------------  --------     --------    --------     ---------     --------
   Net gains (losses) on securities (both realized and
     unrealized)                                                  5.72         6.92        0.52          5.72        (0.96)
------------------------------------------------------------  --------     --------    --------     ---------     --------
       Total from investment operations                           5.60         6.89        0.51          5.60        (0.97)
------------------------------------------------------------  --------     --------    --------     ---------     --------
Less distributions:
   Dividends from net investment income                             --        (0.03)         --            --           --
------------------------------------------------------------  --------     --------    --------     ---------     --------
   Distributions from net realized gains                         (0.63)       (2.17)         --         (0.63)          --
------------------------------------------------------------  --------     --------    --------     ---------     --------
       Total distributions                                       (0.63)       (2.20)         --         (0.63)          --
------------------------------------------------------------  --------     --------    --------     ---------     --------
Net asset value, end of period                                $  35.73     $  30.76    $  26.07     $   35.72     $  30.75
============================================================  ========     ========    ========     =========     ========
Total return(b)                                                  18.52%       28.81%       2.00%        18.52%       (3.06)%
============================================================  ========     ========    ========     =========     ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                      $745,862     $264,337    $  8,101     $  87,554     $  3,947
============================================================  ========     ========    ========     =========     ========
Ratio of expenses to average net assets(c)                        1.94%(d)     2.10%       2.01%(e)      1.94%(d)     2.10%(e)
============================================================  ========     ========    ========     =========     ========
Ratio of net investment income (loss) to average net
 assets(f)                                                       (0.38)%(d)    (0.28)%    (0.58)%(e)    (0.38)%(d)   (0.28)%(e)
============================================================  ========     ========    ========     =========     ========
Portfolio turnover rate                                             27%          43%         10%           27%          43%
============================================================  ========     ========    ========     =========     ========

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.12% and 2.08% (annualized) for 1997-1996 for Class B and 2.12% (annualized) for 1997 for Class C.
(d) Ratios are based on average net assets of $495,147,421 and $31,573,149 for Class B and Class C, respectively.
(e)  Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.31)% and (0.65)% (annualized) for 1997-1996 for Class B and (0.31)% (annualized) for 1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statements of assets and liabilities of AIM Blue Chip Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended, the one month period ended October 31, 1996, and the year ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 1995 were audited by other auditors whose report thereon, dated October 25, 1995, expressed an unqualified opinion on those financial highlights.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended, the one-month ended October 31, 1996, and the year ended September 30, 1996 in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 4, 1998

BOARD OF DIRECTORS                                 OFFICERS                                    OFFICE OF THE FUND
Charles T. Bauer                                   Charles T. Bauer                            11 Greenway Plaza
Chairman                                           Chairman                                    Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                   Robert H. Graham
Bruce L. Crockett                                  President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                       John J. Arthur                              A I M Advisors, Inc.
Formerly Director, President, and                  Senior Vice President and Treasurer         11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                 Carol F. Relihan                            Houston, TX 77046
                                                   Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                           Gary T. Crum
Cortland Trust Inc.                                Senior Vice President                       A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                 Jonathan C. Schoolar                        Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;               Senior Vice President
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and           Dana R. Sutton
President, Mercantile Bankshares                   Vice President and Assistant Treasurer      State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                        Melville B. Cox                             Boston, MA 02110
Chief Executive Officer                            Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                    Renee A. Friedli
of the U.S. House of Representatives               Assistant Secretary                         Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                    P. Michelle Grace                           1735 Market Street
Partner                                            Assistant Secretary                         Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                   Jeffrey H. Kupor                            COUNSEL TO THE DIRECTORS
Robert H. Graham                                   Assistant Secretary
President and Chief Executive Officer                                                          Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                        Nancy L. Martin                             919 Third Avenue
                                                   Assistant Secretary                         New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.;       Ofelia M. Mayo                              DISTRIBUTOR
Commissioner, New York City Dept. for the          Assistant Secretary
Aging; and member of the Board of Directors,                                                   A I M Distributors, Inc.
Metropolitan Transportation Authority of           Lisa A. Moss                                11 Greenway Plaza
New York State                                     Assistant Secretary                         Suite 100
                                                                                               Houston, TX 77046
Lewis F. Pennock                                   Kathleen J. Pflueger
Attorney                                           Assistant Secretary                         AUDITORS

Ian W. Robinson                                    Samuel D. Sirko                             KPMG Peat Marwick LLP
Consultant; Formerly Executive                     Assistant Secretary                         700 Louisiana
Vice President and                                                                             Houston, TX 77002
Chief Financial Officer                            Stephen I. Winer
Bell Atlantic Management                           Assistant Secretary
Services, Inc.
                                                   Mary J. Benson
Louis S. Sklar                                     Assistant Treasurer
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Blue Chip Fund paid ordinary dividends in the amount of $0.2072 to Class A shareholders and $0.1342 to Class B and Class C shareholders during the Fund's tax year ended October 31, 1998. Of the amounts 89.60% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.534 per share during the year ended October 31, 1998.

STATE TAX INFORMATION.

Of the total ordinary dividends paid, 14.81% for Class A, Class B and Class C shares were derived from U.S. Treasury obligations.

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU


 o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

 o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

 o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

 o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

 o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

 o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

 o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

 o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

 o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                          ----------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                          ----------------------------

                THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 INTERNATIONAL GROWTH FUNDS              A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry
AIM Aggressive Growth Fund(1)                AIM Advisor International Value Fund    since 1976 and managed approximately $91
AIM Blue Chip Fund                           AIM Asian Growth Fund                   billion in assets for more than 5.5
AIM Capital Development Fund                 AIM Developing Markets Fund(2)          million shareholders, including individual
AIM Constellation Fund                       AIM Emerging Markets Fund(2)            investors, corporate clients, and
AIM Mid Cap Equity Fund(2), (A)              AIM Europe Growth Fund(2)               financial institutions, as of September
AIM Select Growth Fund(3)                    AIM European Development Fund           30, 1998.
AIM Small Cap Growth Fund(2), (B)            AIM International Equity Fund               The AIM Family of Funds--Registered
AIM Small Cap Opportunities Fund             AIM International Growth Fund(2)        Trademark-- is distributed nationwide, and
AIM Value Fund                               AIM Japan Growth Fund(2)                AIM today is the 11th-largest mutual fund
AIM Weingarten Fund                          AIM Latin American Growth Fund(2)       complex in the U.S. in assets under
                                             AIM New Pacific Growth Fund(2)          management, according to Strategic
GROWTH & INCOME FUNDS                                                                Insight, an independent mutual fund
                                             GLOBAL GROWTH FUNDS                     monitor.
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund             AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                   AIM Global Growth Fund
AIM Advisor Real Estate Fund                 AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2), (C)                 GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund
                                             AIM Global Growth & Income Fund(2)
INCOME FUNDS                                 AIM Global Utilities Fund

AIM Floating Rate Fund(2)                    GLOBAL INCOME FUNDS
AIM High Yield Fund
AIM High Yield Fund II                       AIM Emerging Markets Debt Fund(2), (D)
AIM Income Fund                              AIM Global Government Income Fund(2)
AIM Intermediate Government Fund             AIM Global Income Fund
AIM Limited Maturity Treasury Fund           AIM Strategic Income Fund(2)

TAX-FREE INCOME FUNDS                        THEME FUNDS

AIM High Income Municipal Fund               AIM Global Consumer Products and Services Fund(2)
AIM Municipal Bond Fund                      AIM Global Financial Services Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Health Care Fund(2)
AIM Tax-Free Intermediate Fund               AIM Global Infrastructure Fund(2)
                                             AIM Global Resources Fund(2)
MONEY MARKET FUNDS                           AIM Global Telecommunications Fund(2)
                                             AIM Global Trends Fund(2), (E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.